EXHIBIT 24



                           DIRECTOR AND/OR OFFICER OF
                                 CTS CORPORATION
                                POWER OF ATTORNEY

         The undersigned director and/or officer of CTS Corporation, an Indiana corporation (the "Company"), hereby constitutes and appoints Richard G. Cutter and Bridget K. Quinn, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him or her and in his or her name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statements on Form S-3 or any other appropriate form relating to the registration for resale of the Company's Common Stock, without par value, issuable upon conversion of the Company's 6 1/2% Convertible Subordinated Debentures, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

                             EXECUTED as of May 15, 2002.

 /s/ Donald K. Schwanz                        /s/ Gerald H. Frieling, Jr.
 ---------------------------------            -------------------------------
 Donald K. Schwanz                            Gerald H. Frieling, Jr.
 Director, President and Chief                Director
 Executive Officer
 (principal executive officer)


 /s/ /Vinod M. Khilnani                       /S/ Roger R. Hemminghaus
----------------------------------            -------------------------------
 Vinod M. Khilnani                            Roger R. Hemminghaus
 Senior Vice President and Chief  Financial   Director
 Officer   (principal financial officer)


 /s/ Thomas A. Kroll                          /s/ Michael A. Henning
 ----------------------------------           -------------------------------
 Thomas A. Kroll                              Michael A. Henning
 Controller, Group Accounting                 Director


 /s/ Walter S. Catlow                        /s/ Robert A. Profusek
 -----------------------------------         --------------------------------
 Walter S. Catlow                            Robert A. Profusek
 Director                                    Director


 /s/ Lawrence J. Ciancia                     /s/ Randall J. Weisenburger
 -----------------------------------         --------------------------------
 Lawrence J. Ciancia                         Randall J. Weisenburger
 Director                                    Director


 /s/ Thomas G. Cody
 -----------------------------------
 Thomas G. Cody
 Director